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                                                                    EXHIBIT 23.4

                        CONSENT OF INDEPENDENT PETROLEUM
                            ENGINEERS AND GEOLOGISTS

     We hereby consent to the use of our Firm's name in the Registration Statement on Form S-1/S-1 for the Appalachian Basin Royalty Trust and Eastern States Oil & Gas, Inc. to which this consent is an exhibit. We further consent to the reference to our Firm under the heading "Experts" in the Registration Statement.

                                          /s/ RYDER SCOTT COMPANY, L.P.

Houston, Texas
August 25, 1999